Exhibit 99.1

SMBC Group’s Yoshihiro Hyakutome Nominated to Jefferies Board of Directors

As Focus Intensifies on Global Strategic Alliance

February 11, 2026

NEW YORK & TOKYO --(BUSINESS WIRE)-- Jefferies Financial Group Inc. (“Jefferies”) and Sumitomo Mitsui Financial Group, Inc. and its wholly owned subsidiary Sumitomo Mitsui Banking Corporation (collectively, “SMBC Group”) announced today that Yoshihiro Hyakutome, Deputy President, Executive Officer and Co-Head of the Global Business Unit of SMBC Group, has been identified by SMBC Group as a candidate to be a member of the Jefferies Board of Directors, replacing Toru Nakashima, CEO of SMBC Group.

Mr. Nakashima has served as a board member since August 2024, upon SMBC Group’s investment in Jefferies exceeding 10%, and will be serving until the end of his term.   As the Global Strategic Alliance between Jefferies and SMBC Group becomes increasingly operational and with the Alliance partners preparing for the Japan equities joint venture commencing operations in January 2027, SMBC Group determined to have the Co-Head of its Global Business Unit become an active member of the Jefferies Board.  The Jefferies Board unanimously approved adding Mr. Hyakutome to the director nominee slate, and Mr. Hyakutome will be standing for election at the upcoming Jefferies Annual Meeting of Shareholders.

Consistent with agreements between Jefferies and SMBC Group, and as previously announced on September 19, 2025, SMBC intends to increase its economic ownership of Jefferies to up to 20% (on an as-converted and fully diluted basis) by purchasing another approximately 13 million shares of Jefferies common shares in the open market. SMBC will continue to own less than 5% of a voting interest in Jefferies. The increased investment is subject to receipt of required applicable regulatory approvals.

Mr. Nakashima stated: “My time on the Jefferies board has confirmed that our Global Strategic Alliance with Jefferies was and is the smart strategic step forward for SMBC Group.  Our enhanced collaborations and increased investment in Jefferies will cement our firms’ partnership and align with our long-term goal of bringing world class, full-service financial capabilities to our combined client base.  I am extremely pleased that my trusted colleague, Mr. Hyakutome, has been nominated as a candidate to succeed me as a director on the Jefferies Board and I intend to stay actively involved with further enhancing this strategic partnership.”

Mr. Hyakutome stated: “I am truly delighted to have been nominated as a candidate to join the Jefferies Board of Directors, which will enable me to help advance the strategy that Mr. Nakashima and the team at Jefferies designed to further align our firms and mutually benefit from each other’s complementary strengths. Having been closely involved in the partnership with Jefferies since 2021, I look forward to working with the Board, Mr. Handler, Mr. Friedman, and the broader Jefferies team to deepen our collaboration and deliver even greater value for our clients and stakeholders worldwide.”

Rich Handler, Jefferies’ CEO, and Brian Friedman, Jefferies’ President stated: “It has been our honor to have Mr. Nakashima as a board member for the past 18 months.  We could not be more excited about our continued prospects and know that Mr. Hyakutome is the right person to help us execute our joint mission.”

About Jefferies Financial Group Inc.

Jefferies (NYSE: JEF) is one of the world’s leading full-service investment banking and capital markets firms. We primarily serve public companies, private companies, and their sponsors and owners, institutional investors, and government entities. Our services are enhanced by our relentless client focus, our differentiated insights and a flat and nimble operating structure. For more information: www.jefferies.com.

Additional Information and Where to Find it

Jefferies intends to file with the Securities and Exchange Commission (the “SEC”) a Proxy Statement on Schedule 14A in connection with the solicitation of proxies from its shareholders for its 2026 Annual Meeting of Shareholders.  INVESTORS AND SHAREHOLDERS OF JEFFERIES ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING JEFFERIES’ PROXY STATEMENT (IF AND WHEN AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders are or will be able to obtain the documents (if and when available) free of charge at the SEC’s website at www.sec.gov, or free of charge from Jefferies by directing a request to Laura Ulbrandt DiPierro, Corporate Secretary, 520 Madison Avenue, New York, NY 10022.

Participants in the Solicitation

Jefferies and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from shareholders of Jefferies in connection with matters to be considered at Jefferies’ 2026 Annual Meeting of Shareholders.  Information about Jefferies’ directors and executive officers is set forth in Jefferies’ Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on February 14, 2025.  To the extent holdings of Jefferies’ securities by its directors or executive officers have changed since the amounts set forth in such 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.  Additional information concerning the direct or indirect interests, by security holdings or otherwise, of Jefferies’ participants in the solicitation, which may, in some cases, be different than those of Jefferies’ shareholders generally, will be set forth in Jefferies’ Proxy Statement on Schedule 14A to be filed with the SEC in connection with its 2026 Annual Meeting of Shareholders when it becomes available.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements about our future and statements that are not historical facts. These forward‐looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “may,” “intend,” “outlook,” “will,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks and uncertainties, which will change over time. Forward-looking statements may contain beliefs, goals, intentions and expectations regarding revenues, earnings, operations, arrangements and other results, and may include statements of future performance, plans, and objectives. Forward-looking statements also include statements pertaining to our strategies for future development of our businesses and products. Forward‐looking statements speak only as of the date they are made; we do not assume any duty, and do not undertake, to update any forward‐looking statements. Furthermore, because forward‐looking statements represent only our belief regarding future events, many of which by their nature are inherently uncertain, the actual results or outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Information regarding important factors, including risk factors that could cause actual results or outcomes to differ, perhaps materially, from those in our forward-looking statements, is contained in reports we file with the SEC, including our Annual Report on Form 10-K for the year ended November 30, 2025. You should read and interpret any forward-looking statement together with reports we file or furnish with the SEC. Past performance may not be indicative of future results. Different types of investments involve varying degrees of risk. Therefore, it should not be assumed that future performance of any specific investment or investment strategy will be profitable or equal the corresponding indicated performance level(s).

For inquiries, please contact:
Jonathan Freedman
Head of Marketing and Communications
Jefferies Financial Group Inc.
mediacontact@jefferies.com